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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 17, 2002





                          QUINTILES TRANSNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


       North Carolina                   000-23520                56-1714315
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)




             4709 Creekstone Drive, Riverbirch Building, Suite 200,
                        Durham, North Carolina 27703-8411
                    (Address of principal executive offices)



                                 (919) 998-2000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)




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Item 5.  Other Events and Regulation FD Disclosure.

         On April 17, 2002, Quintiles Transnational Corp. issued a press release regarding its financial results for the period ended March 31, 2002. A copy of the press release is attached hereto as Exhibit 99.01 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit Number    Description of Exhibit
                  --------------    ----------------------
                  99.01             Press Release, dated April 17, 2002, of
                                    Quintiles Transnational Corp.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                QUINTILES TRANSNATIONAL CORP.



                                                By: /s/ James L. Bierman
                                                    ----------------------------
Dated: April 18, 2002                               James L. Bierman
                                                    Executive Vice President and
                                                    Chief Financial Officer





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                                  EXHIBIT INDEX


Exhibit Number         Description of Exhibit
--------------         ----------------------

99.01                  Press Release, dated April 17, 2002, of Quintiles
                       Transnational Corp.